SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): August 23, 2004

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Item 5.02               Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 23, 2004, the Company issued a press release announcing the transition of its Chief Financial Officer position.  Fred J. Krupica will leave the Company in September and Rainer N. Growitz, the Company’s Vice President Finance and Secretary, was named interim Chief Financial Officer while the Company searches for a replacement.  A description of Mr. Growitz’s background is contained in Item 10 of the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 28, 2004 which is incorporated by reference.  The material terms of his employment agreement with the Company dated January 31, 2000 are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2001 and a copy of the employment agreement was filed as Exhibit 10.6 to the Company’s Form S-1/A filed with the Securities and Exchange Commission on July 12, 2000, which are incorporated by reference.  The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference.

Item 7.01               Regulation FD Disclosure.

The Company’s press release announcing the events described in Item 5.02 of this Form 8-K attached as Exhibit 99.1 is incorporated by reference to this Item 7.01.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

99.1         Press Release dated August 23, 2004 announcing the transition of the Company's Chief Financial Officer position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

By:	/s/ DAVID R. PULVINO
David R. Pulvino
Principal Accounting Officer

Dated:  August 24, 2004